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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




                                July 11, 1997
           ----------------------------------------------------------
                Date of Report (Date of earliest event reported)



                     First Merchants Acceptance Corporation
           ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)





             Delaware                  0-24686              36-3759045
    ----------------------------     -------------     -------------------
    (State or other jurisdiction     (Commission          (IRS Employer
               of incorporation)      File Number)     Identification No.)





           570 Lake Cook Road, Suite 126, Deerfield, Illinois  60015
         --------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)



                                (847) 948-9300
                       -------------------------------
                       (Registrant's telephone number)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     On July 11, 1997, First Merchants Acceptance Corporation (the "Registrant") filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware, Case No. 97-1500 (the "Bankruptcy Court") for protection under Chapter 11 of the United States Bankruptcy Code. The Registrant will continue to operate as a debtor-in-possession, with its existing directors and officers, subject to the supervision and orders of the Bankruptcy Court. As of the date of this report, no plan of reorganization has been filed by the Registrant and no trustee has been appointed.

     On July 11, 1997, the Registrant entered into a term sheet with Ugly Duckling Corp. ("UDC") pursuant to which UDC agreed to provide the Registrant with a debtor-in-possession financing facility of at least $10 million (the "Facility"). Advances to the Registrant under the Facility are subject to certain conditions, including, but not limited to, the execution of definitive loan documents in form and substance acceptable to UDC in its sole and absolute discretion. The Bankruptcy Court verbally approved the Facility on July 17, 1997; however, the Registrant has not received a written order as of the date of this report. The interim approval allows the Registrant to use a $5 million line of credit under the Facility. It is anticipated that a final hearing on the full $10 million line of credit under the Facility will be scheduled for August, 1997.

     On July 17, 1997, the Registrant announced that it had reached an agreement in principle with its bank group and UDC which, among other things, provides that (i) UDC will buy the bank group's position and (ii) the Registrant will file a motion to approve releases of the Bank Group and UDC which is anticipated to be set for an August, 1997 hearing.


ITEM 7.  EXHIBITS.


     Exhibit 99.1    Press release of the Registrant, dated July 11, 1997.

     Exhibit 99.2    DIP Financing Term Sheet dated July 11, 1997.

     Exhibit 99.3 Interim Order Authorizing Debtor-In-Possession Financing and Certain Additional Relief dated July 14, 1997.

     Exhibit 99.4 Form of Second Interim Order Authorizing Debtor-In-Possession Financing and Certain Additional Relief.

     Exhibit 99.5    Press release of the Registrant, dated July 17, 1997.





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                                  SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FIRST MERCHANTS ACCEPTANCE CORPORATION



                                      /s/ Norman Smagley
                               --------------------------------------
                               Norman Smagley
Dated: July 25, 1997           Senior Vice President and Chief Financial Officer





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                                EXHIBIT INDEX




EXHIBIT
  NO.                        DESCRIPTION
-------                   -----------------

 99.1    Press release of the Registrant dated July 11, 1997

 99.2    DIP Financing Term Sheet dated July 11, 1997.

 99.3    Interim Order Authorizing
         Debtor-In-Possession Financing and Certain
         Additional Relief dated July 14, 1997.

 99.4    Form of Second Interim Order Authorizing
         Debtor-In-Possession Financing and
         Certain Additional Relief

 99.5    Press release of the Registrant, dated July 17, 1997